Vanguard Wellington U.S. Value Active ETF Investment Strategy - ETF Prospectus [Member] - Vanguard Wellington U.S. Value Active ETF	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing primarily in large- and mid-capitalization companies whose stocks are considered by the Fund’s advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. securities. For the purposes of the 80% policy, a U.S. security is any security that is issued by a U.S. company.